UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 26, 2015

BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Brocade Communications Systems, Inc. (the “Company” or “Brocade”) approved the amendment and restatement of the Company’s 2009 Stock Plan (the “Amended and Restated 2009 Stock Plan”) to include an executive compensation recoupment (“clawback”) provision as set forth below:

Brocade is committed to the principle of strong corporate governance and the integrity of its financial statements. In the event that material accounting errors occur that require correction of the Company’s issued financial statements, whether or not such errors result from fraud or intentional misconduct by Executives (as defined below), the intent of this policy is for the Compensation Committee to seek repayment of all cash-based incentive compensation or performance-based equity compensation (“Incentive Compensation”) erroneously paid or granted to the CEO and any of the executives of the Company who report directly to the CEO (collectively, “Executives”) based on the material accounting error, if the amount of such Incentive Compensation would have been lower had the Incentive Compensation been calculated based upon financial statements free of any material accounting errors. In determining whether to pursue such repayment, the Compensation Committee will take into account certain considerations including but not limited to the feasibility and expense of recoupment, any pending legal action, and the passage of time since the occurrence of the accounting error requiring the correction.

The Company’s Senior Leadership Plan (“SLP”) also has been amended to include the foregoing clawback provision. The SLP is a cash bonus plan operated under the Company's existing Performance Bonus Plan and applies to the executives who would be subject to the clawback provision. The SLP is described more fully in the Company’s proxy statement filed with the Securities and Exchange Commission on February 24, 2014.

The Amended and Restated 2009 Stock Plan is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.        Description

10.1        Brocade Communications Systems, Inc. 2009 Stock Plan as amended and restated January 26, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: January 30, 2015	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.        Description

10.1            Brocade Communications Systems, Inc. 2009 Stock Plan as amended and restated January 26, 2015